SEMIANNUAL REPORT

                                 MARCH 31, 1999
                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND




FMI Focus Fund

MAY 19, 1999

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 3/31/99 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

             FMI Focus Fund      Standard & Poor's 500      Russell 2000
             --------------      ---------------------      ------------
12/16/96        $10,000                 $10,000                $10,000
12/31/96        $10,245                 $10,280                $10,350
3/31/97         $10,736                 $10,549                 $9,815
6/30/97         $12,709                 $12,390                $11,406
9/30/97         $16,796                 $13,333                $13,103
12/31/97        $17,391                 $13,712                $12,664
3/31/98         $19,876                 $15,626                $13,938
6/30/98         $19,687                 $16,145                $13,289
9/30/98         $17,838                 $14,553                $10,611
12/31/98        $23,561                 $17,654                $12,342
3/31/99         $22,826                 $18,533                $11,673

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 3/31/99
                                                                 Annualized
                                                              Total Return*<F1>
                                       Total Return*<F1>    Through 3/31/99
                      Total Return*<F1> For the Year              From Fund
                      Last 6 Months    Ended 3/31/99     Inception 12/16/96
                      -------------    -------------     ------------------
FMI Focus Fund                28.0%            14.8%                  43.4%
Standard & Poor's 500         27.3%            18.5%                  31.0%
Russell 2000                  10.0%           -16.3%                   7.0%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

Dear Fellow Shareholder:

  The first quarter of 1999 again tested the conviction of small-cap investors. As seen in the table below, the Russell 2000 small company index continued 1998's downward drift, declining nearly 5-1/2% in the quarter. The relative underperformance of small companies also carried over from last year, as the S&P 500 actually appreciated some 5%. However, hope springs eternal as April and
             -----------
early May are proving to be much friendlier to the small-cap investor. We believe a good case can be made that the two-year small-cap bear market may have ended. As we have pointed out in previous shareholder letters (in particular, see last years third quarter letter) the valuation and performance disparities reached record levels, indeed, ridiculous levels, and like a stretched rubber band finally snapped back. Over the course of the last six weeks, the small-cap indices have dramatically outperformed their big-cap brethren, a trend we think is sustainable for awhile given that smaller companies still are considerably less expensive relative to underlying earnings. It would also appear that the market is broadening in general, with increasing investor interest in good, but formerly neglected companies. This is in stark contrast to the momentum market of the past 18 months, where investors simply kept piling into a handful of companies.

  The recent performance of the Fund mimics the discussion above. Following a difficult first quarter, down about 3%, the Fund has rebounded significantly, up over 10% as of this writing (mid May). Investors familiar with the Fund know that we have consistently cautioned our co-investors that the unstable world economic condition of the past several years, initiated by Asia's 1997 collapse, was likely to create volatile markets. We felt this would be particularly true in the small-cap arena where illiquidity can often amplify underlying volatility. But we have also urged our co-investors to "hang in there", that the flipside of unsettled conditions would be opportunity. Opportunity brought on by investors less confident in their approach, who tend to panic and sell just at the most opportune moment.

  Early Fund investors also know that there have been three times in the 2-1/2 year life of the Fund when things looked bleak: the Spring of 1997, Fall of 1998, and the First quarter of 1999. After each period, the Fund came back with a vengeance. Last Fall, the Fund was down over 10% year-to-date through early October, yet finished the full year up nearly 36%. Likewise, at one point during the current quarter, the Fund was down nearly 8% but has now recovered nicely into positive territory, over 10%.

  Indeed, as we urged in the fourth quarter shareholder letter, if it weren't for periods of investor panic, the opportunity for outsized gains would not ordinarily present themselves. At least not in the type of companies in which we prefer to invest; competitively positioned, well managed business franchises that exhibit strong growth characteristics, yet sell at reasonable valuations. Just such an opportunity presented itself in the recent market turmoil, with our old friend, Covance, which is the focus of this quarter's shareholder letter.

COVANCE INC.

  Covance is the leading contract research organization or CRO to the pharmaceutical industry. The company has been a prominent holding for most of the Fund's existence and has clearly been one of our biggest winners. During the first quarter, the stock approached our target price in the low 30's and was trimmed back. But several weeks ago, we were presented with a great opportunity to buy it all back, and then some (now one of the Fund's largest holdings at about 6%). The opportunity, a decline in share price from the low 30's to low 20's, was precipitated by a gross over reaction by investors to a major acquisition: Covance's purchase of Parexcel in an $800 million stock swap. This merger combines the CRO industry's number two and number three participants, resulting in the number one, world wide player focused on clinical research services to major pharmaceutical companies. While competitor Quintiles (QTRN) is larger in aggregate, a large percent of its revenue is outside the base CRO business due to its purchase of Envoy.

  We like the deal and feel Covance is a stronger company as a result of the combination. We also appreciate the fact that Covance kept Parexcel out of the hands of a competitor. Wall Street, however, initially feared earnings dilution and pummeled the stock nearly 30% the day the deal was announced. Critics also questioned the strategic thrust (too much overlap) and felt Covance was overpaying for a company that missed several quarters of earnings estimates.

  While we admit Covance paid a "full price", we do believe that Parexcel adds to Covance's functional and geographical mix, and again, kept Parexcel out of competitor's hands. Covance believes the combination will boost its growth rate by several percentage points longer term, from perhaps 20% to 23% or so. From our vantage point, we were able to buy back a better company in the low 20's than we had been selling only several months ago in the low 30's. The high level of confidence we have in the Covance management team gave us the confidence to "step into the breach, on panic selling". For newer Focus Fund investors, we will quickly review the investment case for the CRO industry.

  CRO's or contract research organizations are commonly known for their work managing clinical trials for drug makers.

  While Covance certainly manages clinical trials on an outsourced basis to pharmaceutical and biotech companies (roughly 1/3 of revenue), the Company's strategy is to provide a wide array of services related to new drug development. Current offerings range from central lab services, early in the trial process, to post trial marketing, consulting, and economics. Covance also has a trial drug packaging business and a bio-manufacturing facility (very exciting opportunity).

  The principal reason for our bullish stance on the industry is simple: the pharmaceutical industry has a record amount of drugs coming off patent ($40 billion worth over the next 8 years) and is under intense pressure to replace those drugs with new ones. Consequently, major pharmaceutical companies are spending some $40 billion annually on research and development, an amount growing 12% annually. Currently, about 20% of that amount is outsourced, and as "big pharma" focuses more of its own efforts on drug discovery, we believe it will outsource more and more of the post discovery process to the CRO's. Most industry analysts feel the CRO industry can grow 20% to 30% annually for the foreseeable future.

  As well, the Biotech industry, well funded by Wall Street, is really coming into its own. New technologies such as, genomics, combinatorial chemistry, and high throughput screening are likely to help biotech and pharmaceutical companies increase the number of new compounds brought to preclinical trials each year, ultimately fueling further demand for CRO services. And we believe Covance is the best positioned CRO to capitalize on these trends.

OUTLOOK FOR THE BALANCE OF 1999

  As mentioned in the body of the shareholder report, we believe the market is broadening into smaller and somewhat more cyclical companies, which is where we have repositioned a portion of the Fund. We used the first quarter volatility to pick up some terrific bargains, which we expect to play out during the balance of 1999.

  And as always, we would hope to use any future periods of panic to our advantage with respect to buying excellent, franchise companies on an opportunistic basis.

  Again, thanks to all our co-investors, co-workers, and associates for your patience and input. In particular, we would like to thank John Kreger, the William Blair CRO analyst. John has given us invaluable insights over the years, much to our Fund investors' economic benefit.

Sincerely,

/s/Ted D. Kellner                /s/Richard E. Lane
Ted D. Kellner, C.F.A.           Richard E. Lane, C.F.A.
Portfolio Manager                Portfolio Manager

  P.S. Now that we have surpassed the $30 million threshold, daily pricing for the FMI Focus Fund can be found in most financial tables, including The New York Times, Investors Business Daily, and The Wall Street Journal.

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

FMI Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999 (Unaudited)

ASSETS:
  Investments in securities, at value (cost $26,389,177)            $29,172,262
  Receivable for investments sold                                     3,847,698
  Deferred organizational expenses                                       16,372
  Dividends and interest receivable                                      15,379
                                                                    -----------
     Total assets                                                   $33,051,711
                                                                    -----------
                                                                    -----------
LIABILITIES:
  Payable to brokers for investments purchased                      $ 1,884,184
  Payable to adviser for management, administrative fees
    and deferred expenses                                                52,377
  Other liabilities                                                      28,035
                                                                    -----------
     Total liabilities                                                1,964,596
                                                                    -----------
NET ASSETS:
  Capital Stock, $0.01 par value; 500,000,000 shares
    authorized; 1,666,322 shares outstanding                         26,130,189
  Net unrealized appreciation on investments                          2,783,085
  Accumulated net realized gains on investments and put options       2,173,841
                                                                    -----------
     Net assets                                                      31,087,115
                                                                    -----------
     Total liabilities and net assets                               $33,051,711
                                                                    -----------
                                                                    -----------
CALCULATION OF NET ASSET VALUE:
  Offering and redemption price per share
    ($31,087,115 / 1,666,322 shares outstanding)                    $     18.66
                                                                    -----------
                                                                    -----------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
SCHEDULE OF INVESTMENTS
March 31, 1999 (Unaudited)

                                                                        QUOTED
   SHARES OR                                                            MARKET
 PRINCIPAL AMOUNT                                       COST            VALUE
 ----------------                                       ----            ------
COMMON STOCKS -- 91.1% (A)<F3>
            COMMUNICATIONS EQUIPMENT -- 5.8%
    17,000  ADC Telecommunications,
              Inc.*<F2>                            $   320,625      $   810,696
    43,500  Anicom, Inc.*<F2>                          294,375          380,625
    16,000  Channell Commercial Corp.*<F2>             209,210          141,008
     7,000  Teltrend Inc.*<F2>                         140,312          110,250
    14,500  Tollgrade Communications
              Inc.*<F2>                                313,919          241,062
                                                   -----------      -----------
                                                     1,278,441        1,683,641
            COMMUNICATION SERVICES/CABLE TV -- 23.1%
    32,600  Bell & Howell Co.*<F2>                     834,049          955,604
    31,000  Century Communications
              Corp.*<F2>                               706,344        1,439,578
    28,900  Imax Corp.*                                621,109          563,550
    41,500  Jones Intercable Inc. Cl A*<F2>          1,048,839        1,636,677
    15,000  Omnipoint Corp.*<F2>                       184,922          216,570
    50,000  PRIMEDIA Inc.*<F2>                         608,281          700,000
    10,000  TCA Cable TV, Inc.                         228,000          435,000
     8,000  Wiztec Solutions Ltd.*<F2>                 141,680          143,504
    30,000  Ziff-Davis Inc.*<F2>                       496,590          645,000
                                                   -----------      -----------
                                                     4,869,814        6,735,483
            COMPUTERS & ELECTRONICS -- 17.4%
    39,000  Arrow Electronics, Inc.*<F2>               513,734          585,000
    28,000  Celestica Inc.*<F2>                        730,610          908,264
    27,000  The DII Group, Inc.*<F2>                   695,197          789,750
    25,000  General
              Semiconductor, Inc.*<F2>                 189,937          181,250
    26,500  HNC Software Inc.*<F2>                     777,906          867,875
    20,000  Methode Electronics, Inc.                  262,812          222,500
    22,500  MicroTouch Systems, Inc.*<F2>              272,438          267,187
     5,000  Molex Inc.                                 129,375          129,375
    32,500  Pioneer-Standard
              Electronics, Inc.                        247,500          213,298
    12,000  Sykes Enterprises, Inc.*<F2>               359,250          387,756
    37,000  Vishay Intertechnology, Inc.*<F2>          522,833          538,831
                                                   -----------      -----------
                                                     4,701,592        5,091,086
            CONSUMER PRODUCTS & RETAIL -- 6.4%
    16,500  Casey's General Stores, Inc.               231,156          243,375
    10,000  Consolidated Stores Corp.*<F2>             260,284          303,130
    26,000  Jostens, Inc.                              541,341          552,500
    11,000  Ross Stores, Inc.                          473,771          481,943
     8,600  Sotheby's, Inc.                            266,634          278,425
                                                   -----------      -----------
                                                     1,773,186        1,859,373
            ENERGY/ENERGY SERVICES -- 4.5%
    22,000  Noble Affiliates, Inc.                     564,988          638,000
    35,250  Pride International, Inc.*<F2>             320,569          290,812
    52,500  Santa Fe Energy
              Resources, Inc.*<F2>                     334,963          383,933
                                                   -----------      -----------
                                                     1,220,520        1,312,745
            FINANCIAL SERVICES & BANKS -- 10.8%
    21,250  Affiliated Managers
              Group, Inc.*<F2>                         540,141          552,500
    20,000  Associated Banc-Corp.                      633,941          638,760
    36,200  Blackhawk Bancorp, Inc.                    526,555          484,175
    15,000  F&M Bancorporation, Inc.                   480,312          495,000
    10,000  Freedom Securities Corp.                   163,578          159,380
    12,000  Heller Financial, Inc.                     231,595          282,000
    10,000  Prime Bancshares, Inc.                     175,000          141,880
    12,000  Union Bankshares Ltd.*<F2>                 158,250          132,000
    15,000  Willis Lease Finance Corp.*<F2>            241,250          262,500
                                                   -----------      -----------
                                                     3,150,622        3,148,195
            HEALTH INDUSTRIES -- 8.7%
    10,500  Centocor, Inc.*<F2>                        422,594          387,849
    22,875  Covance Inc.*<F2>                          530,380          573,316
    22,500  Henry Schein, Inc.*<F2>                    736,661          568,125
     9,500  PAREXEL International Corp.*<F2>           242,109          196,536
    16,000  Patterson Dental Co.*<F2>                  610,928          692,000
     5,000  Quest Diagnostics Inc.*<F2>                112,175          111,250
                                                   -----------      -----------
                                                     2,654,847        2,529,076
            INDUSTRIAL & TRANSPORTATION PRODUCTS -- 6.8%
    10,000  Applied Power Inc.                         256,085          272,500
    11,250  Dura Automotive
              Systems, Inc.*<F2>                       383,750          317,812
    18,850  The Manitowoc
            Company, Inc.                              581,902          789,344
    16,900  Millipore Corp.                            475,737          407,713
     9,100  Raychem Corp.                              274,503          205,323
                                                   -----------      -----------
                                                     1,971,977        1,992,692
            INSURANCE -- 6.8%
    23,000  CNA Surety Corp.                           328,583          284,625
    10,000  Enhance Financial Services
              Group Inc.                               247,320          227,500
     9,000  Financial Security Assurance
              Holdings Ltd.                            365,290          446,625
    17,000  FPIC Insurance Group, Inc.*<F2>            624,750          705,500
    17,000  Fremont General Corp.                      349,442          324,071
                                                   -----------      -----------
                                                     1,915,385        1,988,321
            PRINTING/PUBLISHING/FORMS -- 0.8%
    18,000  Mail-Well, Inc.*<F2>                       261,893          240,750
                                                   -----------      -----------
            Total common stocks                     23,798,277       26,581,362

SHORT-TERM INVESTMENTS -- 8.9% (A)<F3>
            VARIABLE RATE DEMAND NOTES
$1,400,000  Firstar Bank U.S.A., N.A.                1,400,000        1,400,000
 1,190,900  Warner-Lambert Co.                       1,190,900        1,190,900
                                                   -----------      -----------
            Total short-term
              investments                            2,590,900        2,590,900
                                                   -----------      -----------
            TOTAL INVESTMENTS
              (100%)(B)<F4>                        $26,389,177      $29,172,262
                                                   -----------      -----------
                                                   -----------      -----------

 *<F2>  Non-income producing security.
(a)<F3> Percentages for the various classifications relate to total investments.
(b)<F4> The Fund may buy put options on securities. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price.

        For the period ending March 31, 1999, the FMI Focus Fund had closed the following put options:
                                                # OF
                                              CONTRACTS         COST
                                              ---------         ----
    Balance at September 30, 1998                 30          $ 15,180
    Options purchased                              0                --
    Options expired                                0                --
    Options closed                               (30)          (15,180)
                                                 ---          --------
    Balance at March 31, 1999                      0          $      0
                                                 ---          --------
                                                 ---          --------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Period Ending March 31, 1999 (Unaudited)

INCOME:
   Dividends                                                $   83,089
   Interest                                                     15,254
                                                            ----------
       Total income                                             98,343
                                                            ----------
EXPENSES:
   Management fees                                             163,565
   Administrative services                                      26,143
   Professional fees                                            19,090
   Registration fees                                            12,955
   Custodian fees                                                9,656
   Printing and postage expenses                                 8,633
   Transfer agent fees                                           7,568
   Amortization of organizational expenses                       2,977
   Board of Directors fees                                         450
   Other expenses                                                6,921
                                                            ----------
   Total operating expenses before interest expense            257,958
   Interest expense                                             31,247
                                                            ----------
       Net expenses                                            289,205
                                                            ----------
NET INVESTMENT LOSS                                           (190,862)
                                                            ----------
REALIZED GAINS AND (LOSSES) ON INVESTMENTS:
   Net realized gain on securities              $2,973,940
   Net realized loss on put options                (14,097)
                                                ----------
NET REALIZED GAIN ON INVESTMENTS                             2,959,843
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS       2,858,071
                                                            ----------
NET GAIN ON INVESTMENTS                                      5,817,914
                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $5,627,052
                                                            ----------
                                                            ----------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending March 31, 1999 (Unaudited) and For the Year Ended September 30, 1998

                                                     1999         1998
                                                    ------       ------
OPERATIONS:
   Net investment loss                           $  (190,862)$  (275,419)
   Net realized gain on investments                2,959,843     597,792
   Net increase (decrease) in unrealized
     appreciation on investments                   2,858,071    (480,785)
                                                 ----------- -----------
       Net increase (decrease) in net assets
         resulting from operations                 5,627,052    (158,412)
                                                 ----------- -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains
     ($0.61821 and $0.4782 per share, respectively) (794,289)   (278,771)
                                                 ----------- -----------
       Total distributions                          (794,289)   (278,771)*<F5>
                                                 ----------- -----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (562,944 and
     1,038,885 shares, respectively)              10,185,452  16,465,542
   Net asset value of shares issued in distributions
     (42,877 and 15,049 shares, respectively)        683,037     215,951
   Cost of shares redeemed (211,239 and 132,094
     shares, respectively)                        (3,877,845) (2,136,896)
                                                 ----------- -----------
       Net increase in net assets derived from
         Fund share activities                     6,990,644  14,544,597
                                                 ----------- -----------
       TOTAL INCREASE                             11,823,407  14,107,414
NET ASSETS AT THE BEGINNING OF THE PERIOD         19,263,708   5,156,294
                                                 ----------- -----------
NET ASSETS AT THE END OF THE PERIOD              $31,087,115 $19,263,708
                                                 ----------- -----------
                                                 ----------- -----------
*<F5> See Note 9.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                         (UNAUDITED)                          FOR THE PERIOD FROM
                                                                        FOR THE PERIOD                       DECEMBER 16, 1996+<F6>
                                                                            ENDING           YEAR ENDED                TO
                                                                        MARCH 31, 1999   SEPTEMBER 30, 1998    SEPTEMBER 30, 1997
                                                                        --------------   ------------------    ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                        $ 15.15             $ 14.74             $ 10.00
Income from investment operations:
   Net investment loss (a)                                                    (0.06)              (0.17)              (0.04)
   Net realized and unrealized gains on investments                            4.19                1.06                6.69
                                                                            -------             -------             -------
Total from investment operations                                               4.13                0.89                6.65
Less distributions:
   Dividend from net investment income                                        --                  --                  (0.01)
   Distributions from net realized gains                                      (0.62)              (0.48)              (1.90)
                                                                            -------             -------             -------
Total from distributions                                                      (0.62)              (0.48)              (1.91)
                                                                            -------             -------             -------
Net asset value, end of period                                              $ 18.66             $ 15.15             $ 14.74
                                                                            -------             -------             -------
                                                                            -------             -------             -------
TOTAL INVESTMENT RETURN                                                       28.0%*<F7>           6.2%               68.0%*<F7>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                       31,087              19,264               5,156
Ratio of operating expenses (after reimbursement
  to average net assets (b)<F10>                                              1.97%**<F8>         2.34%               2.75%**<F8>
Ratio of interest expense and dividends on short positions
  to average net assets                                                       0.24%**<F8>         0.33%               0.17%**<F8>
Ratio of net investment loss to average net assets (c)<F11>                  (1.46%)**<F8>       (1.94%)             (1.85%)**<F8>
Portfolio turnover rate                                                      142.0%              402.2%              298.2%

   +<F6> Commencement of operations.
   *<F7> Not annualized.
  **<F8> Annualized.
 (a)<F9> Net investment loss before interest expense and dividends on short positions for the period ending March 31, 1999, for the year ended September 30, 1998 and for the period ended September 30, 1997 was ($0.05), ($0.14) and ($0.04), respectively.
         In 1999 and 1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F10> Computed after giving effect to adviser's expense limitation undertaking.  If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been 6.38%**.<F8>
(c)<F11> Computed after giving effect to adviser's expense limitation undertaking.  If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been (5.48%)**.<F8>

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 1999 (Unaudited)

(1)SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

      The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index contracts, options and stock index futures contracts, and options on securities and stock indexes.

   (a) Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the schedule of investments, are substantially the same for Federal income tax purposes.

   (b) Net realized gains and losses on common stock are computed on the identified cost basis.

   (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

   (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

   (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

   (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   (h) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short. As of March 31, 1999 there were no short positions in the Fund.

(2)Investment Adviser and Management Agreement and Transactions With Related Parties --

      The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund pays a monthly management fee of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund pays FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

      Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the period ending March 31, 1999.

(3)Credit Facility --

      Firstar Bank Milwaukee, NA has made available to the Fund a $1,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated August 21, 1997 (subsequently amended) for the purpose of purchasing portfolio securities. The Agreement is renewed annually. Principal and interest of each loan under the Agreement are due not more than 90 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the prime rate (7.75% on March 31, 1999) on the amount borrowed. Additionally, the Fund pays a commitment fee of 0.25% of the commitment and an unused line fee of 0.25% of the unused amount of the facility. Advances are collateralized by securities owned by the Fund. Pursuant to the 1940 Act, the Fund is required to satisfy asset coverage requirements on its outstanding borrowings. During the period ending March 31, 1999, the Fund had an outstanding average daily balance of $714,011 under the Agreement. The maximum amount outstanding during that period was $2,000,000. Interest expense amounted to $31,247 for the period ending March 31, 1999. At March 31, 1999, the Fund had no borrowings outstanding under the Agreement.

(4)Distribution to Shareholders --

      Net investment income and net realized gains, if any, are distributed to shareholders.

(5)Deferred Expenses --

      Organizational expenses were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by the Adviser who will be reimbursed by the Fund over a period of five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses at March 31, 1999 were $16,372.

(6)Investment Transactions --

      For the period ending March 31, 1999, purchases and proceeds of sales of investment securities (excluding short-term investments) were $41,623,937 and $37,439,835, respectively.

(7)Accounts Payable and Accrued Liabilities --

      As of March 31, 1999, liabilities of the Fund included the following:
          Payable to brokers for securities purchased          $  1,884,184
          Payable to FMI for management, administrative fees
            and deferred expenses                                    52,377
          Other liabilities                                          28,035

(8)Sources of Net Assets --

      As of March 31, 1999, the sources of net assets were as follows:
          Fund shares issued and outstanding                   $ 26,130,189
          Net unrealized appreciation on investments              2,783,085
          Accumulated net realized gains on investments           2,173,841
                                                               ------------
                                                               $ 31,087,115
                                                               ------------
                                                               ------------
      Aggregate net unrealized appreciation as of March 31, 1999, consisted of the following:
          Aggregate gross unrealized appreciation              $  3,937,243
          Aggregate gross unrealized depreciation               (1,154,158)
                                                               ------------
               Net unrealized appreciation                     $  2,783,085
                                                               ------------
                                                               ------------

(9)Required Federal Income Tax Disclosures (Unaudited) --

      In early 1998, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 1998. The Fund did not pay any long-term capital gains distributions.

      The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended
   September 30, 1998 was 4%.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                           FIRSTAR BANK MILWAUKEE, NA
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.